EXHIBIT (a)(2)


                  CERTIFICATIONS PURSUANT TO SECTION 302 OF THE
                           SARBANES OXLEY ACT OF 2002




I, Richard K. Bryant, certify that:


1. I have reviewed this report on Form N-CSR of the Capital Value Fund of The Nottingham Investment Trust II;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and


3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: June 3, 2003

                                    /s/ Richard K. Bryant
                                    __________________________________
                                    Richard K. Bryant
                                    Trustee, The Nottingham Investment Trust II
                                    President and Principal Executive Officer,
                                    Capital Value Fund






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I, Michael T. McRee, certify that:


1. I have reviewed this report on Form N-CSR of the EARNEST Partners Fixed Income Trust of The Nottingham Investment Trust II;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and


3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: June 4, 2003

                                    /s/ Michael T. McRee
                                    __________________________________
                                    Michael T. McRee
                                    President and Principal Executive Officer,
                                    EARNEST Partners Fixed Income Trust









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I, Keith A. Lee, certify that:


1. I have reviewed this report on Form N-CSR of The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund (the "Brown Capital Management Funds") of The Nottingham Investment Trust II;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and


3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: June 3, 2003


                                    /s/ Keith A. Lee
                                    ________________________________
                                    Keith A. Lee
                                    Trustee, The Nottingham Investment Trust II
                                    Vice President and Principal Executive
                                    Officer, Brown Capital Management Funds






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I, Lawrence N. Smith, certify that:


1. I have reviewed this report on Form N-CSR of the WST Growth Fund of The Nottingham Investment Trust II;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and


3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: June 3, 2003


                                    /s/ Lawrence N. Smith
                                    _____________________________________
                                    Lawrence N. Smith
                                    Principal Executive Officer, WST Growth Fund






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I, C. Frank Watson III, certify that:


1. I have reviewed this report on Form N-CSR of each of the funds of The Nottingham Investment Trust II;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and


3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.


Date: June 4, 2003

                                    /s/ C. Frank Watson III
                                    ______________________________________
                                    C. Frank Watson III
                                    Secretary, Treasurer and Principal Financial
                                    Officer, The Nottingham Investment Trust II